                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  HYSEQ, INC.
 -------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                 NEVADA                                  36-3855489
 -------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


     670 ALMANOR AVENUE, SUNNYVALE, CALIFORNIA                      94086
 -------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)


If this Form relates to                          If this Form relates to the
the registration                                 registration of a class of
of a class of debt                               debt securities and is to
securities and is                                become effective
effective upon filing                            simultaneously with the
pursuant to General                              effectiveness of a concurrent
Instruction A(c)(1)                              registration statement under
please check the                                 the Securities Act of 1933
following box. [_]                               pursuant to General
                                                 Instruction A(c)(2) please
                                                 check the following box. [_]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                     NONE


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $.001 Par Value
--------------------------------------------------------------------------------
                               (Title of Class)

 ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The class of capital stock to be registered is designated as Common Stock, $.001 par value. Information regarding such stock is incorporated by reference from "Description of Capital Stock" at page 54 of the preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, File No. 333-29091, filed with the Securities and Exchange Commission on June 12, 1997, as amended on July 2, 1997, July 17, 1997 and July 18, 1997.


 ITEM 2.   EXHIBITS.

     1.1  Specimen Common Stock Certificate*
     2.1 Amended and Restated Articles of Incorporation of the Company, as amended**
     2.2 Certificate of Designations, Preferences and Rights of Series B Preferred Stock**
     2.3  By-Laws of the Company**


     * Incorporated by reference from Registrant's Amendment No. 2 to the Registration Statement on Form S-1, File No. 333-29091, filed with the Securities and Exchange Commission on July 17, 1997.

     ** Incorporated by reference from Registrant's Registration Statement on Form S-1, File No. 333-29091, filed with the Securities and Exchange Commission on June 12, 1997.


                                 SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                HYSEQ, INC.



Dated:  July 23, 1997           BY:  /s/ Lewis S. Gruber
                                    ------------------------------------------
                                     Lewis S. Gruber
                                     President and Chief Executive Officer
                                     (Signature)